UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            January 10, 2001                       December 29, 2000
            (Date of report)              (Date of earliest event reported)

                           Commission File No. 0-8937

                            FIRST BANKS AMERICA, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                                   75-1604965
                      (I.R.S. Employer Identification No.)


                   135 North Meramec, Clayton, Missouri 63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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                            FIRST BANKS AMERICA, INC.

                                TABLE OF CONTENTS





                                                                          Page
                                                                          ----

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS........................    1

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS...........................    2

SIGNATURES   ..........................................................    3


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                  ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS


         Acquisition of The San Francisco Company
         ----------------------------------------

         Pursuant to an Agreement and Plan of Merger dated September 22, 2000, First Banks America, Inc., or FBA, acquired The San Francisco Company and its wholly owned banking subsidiary, Bank of San Francisco, on December 31, 2000. Bank of San Francisco, or BSF, operates one banking office in the San Francisco financial district. Under the terms of the agreement, the shareholders of The San Francisco Company received $1.95 per common share and $7.00 per preferred share, or a total of $62.6 million in cash. FBA funded the acquisition from the proceeds of an advance of $63.0 million under FBA's $100.0 million revolving note payable to its parent company, First Banks, Inc., St. Louis, Missouri. The transaction was accounted for using the purchase method of accounting. BSF will be merged with FBA's wholly owned banking subsidiary, First Bank & Trust, during the first quarter of 2001.

         At the time of the transaction, The San Francisco Company had $183.8 million in total assets, $115.6 million in loans, net of unearned discount, $38.3 million in investment securities and $137.6 million in deposits.

         There were no material relationships between The San Francisco Company, BSF, or any of their affiliates, directors or officers, or any associates of any such directors or officers, and FBA, or any of FBA's affiliates, directors or officers, or any associates of any such directors or officers.


         Acquisition of Millennium Bank
         ------------------------------

         Pursuant to an Agreement and Plan of Reorganization dated August 23, 2000, FBA acquired Millennium Bank on December 29, 2000. Millennium Bank operates one banking office in the San Francisco financial district and one banking office in Oakland, California. Under the terms of the agreement, the shareholders of Millennium Bank received $8.10 per common share, or a total of $20.7 million in cash. FBA funded the acquisition from the proceeds of an advance of $20.0 million under FBA's $100.0 million revolving note payable to First Banks, Inc. The transaction was accounted for using the purchase method of accounting. Millennium Bank was merged with and into First Bank & Trust on December 29, 2000.

         At the time of the transaction, Millennium Bank had $117.0 million in total assets, $81.7 million in loans, net of unearned discount, $21.1 million in investment securities and $104.2 million in deposits.

         There were no material relationships between Millennium Bank, or any of its affiliates, directors or officers, or any associates of any such directors or officers, and FBA, or any of FBA's affiliates, directors or officers, or any associates of any such directors or officers.




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                   ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS


(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Pursuant to the requirements of Article 3 of Regulation S-X, the financial statements of The San Francisco Company and Millennium Bank are not required.


 (B)     PRO FORMA FINANCIAL INFORMATION

         Pursuant to the requirements of Article 11 of Regulation S-X, pro forma financial information is not required.


 (C)     EXHIBITS

         The exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

            Exhibit Number                                  Description
            --------------                                  -----------

                 2.3                                 Agreement   and   Plan   of
                                                     Merger by and  among  First
                                                     Banks,  Inc.,  First  Banks
                                                     America,    Inc.,   Redwood
                                                     Bank,   The  San  Francisco
                                                     Company  and  Bank  of  San
                                                     Francisco,  dated September
                                                     22,     2000    -    hereby
                                                     incorporated  by  reference
                                                     to Exhibit  10(gg) of FBA's
                                                     Quarterly  Report  on  Form
                                                     10-Q filed for the  quarter
                                                     ended September 30, 2000.

                 2.4                                 Agreement   and   Plan   of
                                                     Reorganization    by    and
                                                     between     First     Banks
                                                     America,      Inc.      and
                                                     Millennium    Bank,   dated
                                                     August  23,  2000 -  hereby
                                                     incorporated  by  reference
                                                     to Exhibit  10(ff) of FBA's
                                                     Quarterly  Report  on  Form
                                                     10-Q filed for the  quarter
                                                     ended September 30, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 FIRST BANKS AMERICA, INC.




                                 By: /s/  James F. Dierberg
                                    -------------------------------------------
                                          James F. Dierberg
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer
January 10, 2001                          (Principal Executive Officer)





                                 By: /s/  Frank H. Sanfilippo
                                     ------------------------------------------
                                          Frank H. Sanfilippo
                                          Executive Vice President and
                                          Chief Financial Officer
January 10, 2001                          (Principal Financial and
                                          Accounting Officer)